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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               NOVEMBER 14, 1999
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                         DATA BROADCASTING CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             0-20311                                      13-3668779
    (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

   3490 CLUBHOUSE DRIVE, I-2, JACKSON, WYOMING                83001
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (307) 733-9742
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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     Item 5.          Other Events.

         On November 14, 1999, the Registrant, Data Broadcasting Corporation, a Delaware corporation ("DBC"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Interactive Data Corporation, a Delaware corporation ("Interactive Data"), Pearson Longman, Inc, a Delaware corporation and the sole shareholder of Interactive Data ("Pearson") and Detective Merger-Sub, Inc., a Delaware corporation and wholly owned subsidiary of DBC ("Merger Subsidiary"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Interactive Data (the "Merger") and become a wholly owned subsidiary of DBC. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock of Merger Subsidiary, par value $.01 per share, will be converted into one share of common stock, par value $.01 per share, of Interactive Data and DBC shall issue 56,453,800 restricted shares, subject to adjustment, of its common stock, par value $.01 per share (the "DBC Common Stock") to Pearson.

     In connection with the execution of the Merger Agreement, DBC and Interactive Data entered into a Stock Option Agreement, dated as of November 14, 1999 (the "Stock Option Agreement"), pursuant to which DBC has granted to Interactive Data an option (the "Option") to purchase up to 6,889,293.63 shares of DBC Common Stock, subject to adjustment, at a price of $7.65 per share, subject to adjustment. The Option is exercisable only upon the occurrence of certain events specified in the Stock Option Agreement.

     In connection with the Merger, Interactive Data entered into Voting and Standstill Agreements, each dated November 14, 1999 (the "Voting Agreements"), with the Alan J. Hirschfield Living Trust and with the AFT/FGT Family Partners Ltd and the Tessler Family Limited Partnership (collectively, the "Stockholders"). The Stockholders, who own approximately 2,741,704 shares of DBC Common Stock, have granted a proxy to Interactive Data to vote their shares of DBC Common Stock in favor of the Merger and the transactions contemplated thereby at a meeting of the stockholders of DBC.

     The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Consummation of the Merger is subject to various conditions, including, among other things, receipt of the necessary approvals of DBC's stockholders and receipt of required regulatory approvals.

     A copy of the Merger Agreement is attached hereto as Exhibit 5.1 and is incorporated herein by reference. A copy of the Stock Option Agreement is attached hereto as Exhibit 5.2 and is incorporated herein by reference. Copies of the Voting Agreements are attached hereto as Exhibits 5.3 and 5.4 and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

     A joint press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits.

      (c) The following exhibits are filed with this report:

      (5.1) Agreement and Plan of Merger, dated as of November 14, 1999 by and among Interactive Data Corporation, Pearson Longman,
                  Inc., Data     Broadcasting Corporation and Detective
                  Merger-Sub, Inc.

      (5.2) Stock Option Agreement, dated as of November 14, 1999, between Data Broadcasting Corporation, as Issuer and Interactive Data Corporation, as Grantee.

      (5.3) Voting and Standstill Agreement, dated as of November 14, 1999 by and between Interactive Data Corporation and AFT/FGT Family Partners Ltd and Tessler Family Limited Partnership.

      (5.4) Voting and Standstill Agreement, dated as of November 14, 1999 between Interactive Data Corporation and Alan J. Hirschfield Living Trust.

      (99.1) Press Release, dated November 15, 1999 announcing the execution of the Merger Agreement.

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DATA BROADCASTING CORPORATION

                                By:      /s/ Andrew P. Schlotterbeck
                                   ----------------------------------------
                                   Name:      Andrew P. Schlotterbeck
                                   Title:     Vice President and Controller